UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

Greenwave Technology Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

277 Suburban Drive, Suffolk, VA	23434
(Address of principal executive offices)	(Zip Code)

(757) 966-1432
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As permitted under Item 9.01 of Form 8-K, this amendment No. 1 on Form 8-K/A (the “Amendment”) is being filed by Greenwave Technology Solutions, Inc. (the “Company,” “we,” “us,” or “our”), to amend and supplement the Current Report on Form 8-K we filed on October 6, 2021 (the “Original Report”) to: (i) clarify the date of the completion of the subject transaction; and (ii) provide the historical financial statements and the pro forma financial information under Item 9.01 of Form 8-K that were previously omitted from the Original Report within 71 calendar days after the date on which the Original Report was required to be filed.

Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Merger, as defined in the Original Report, was consummated upon the filing of a certificate of merger with the Secretary of State of the State of Delaware and articles of merger with the State Corporation Commission of Virginia on October 1, 2021.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following financial statements are being filed as exhibits to this Amendment and are incorporated by reference herein:

Exhibit 99.1 — Audited consolidated financial statements of Empire Services, Inc. and subsidiaries as of and for the years ended December 31, 2020 and 2019 and accompanying Report of RBSM, LLP.

Exhibit 99.2 — Unaudited condensed consolidated financial statements of Empire Services, Inc. and subsidiaries as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020.

(b) Unaudited pro forma financial information.

The following pro forma financial information is being filed as an exhibit to this Amendment and is incorporated by reference herein:

Exhibit 99.3 — Unaudited pro forma condensed combined financial statements and explanatory notes for the Company as of December 31, 2020, for the nine months ended September 30, 2021 and for the year ended December 31, 2020.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Audited consolidated financial statements of Empire Services, Inc. and Subsidiaries as of and for the years ended December 31, 2020 and 2019 and accompanying Report of RBSM, LLP
99.2	Unaudited condensed consolidated financial statements of Empire Services, Inc. and Subsidiaries as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020
99.3	Unaudited pro forma condensed combined financial statements and explanatory notes for MassRoots, Inc. as of December 31, 2020, for the nine months ended September 30, 2021 and for the year ended December 31, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2021	Greenwave Technology Solutions, Inc.

	By:	/s/ Danny Meeks
Danny Meeks
Chief Executive Officer

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